Loss on termination of lease with shortline railway	12 Months Ended
Dec. 31, 2011
Income Loss on Termination of Lease [Abstract]
Loss on termination of lease with shortline railway

5    Loss on termination of lease with shortline railway

During 2009, the Company made a payment of approximately $73 million to terminate a contract with a lessee in order to cease through-train operations over the CP owned rail branchline between Smiths Falls, Ontario and Sudbury, Ontario including a settlement of a $21 million existing liability. The contract with the lessee provided for the operation of a minimum number of CP freight trains over the leased branchline. The loss on the transaction was $55 million ($38 million after tax).